Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


I, Steven H. Kane, Chief Executive Officer of Protalex, Inc. (the "Registrant"), do hereby certify pursuant to Rule 15d-l4(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant's Quarterly Report on Form 10-QSB of the Registrant for the quarter ended November 30, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 14, 2004                  By: Steven H. Kane
                                             -----------------------
                                             Steven H. Kane
                                             Chief Executive Officer

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                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


I, Steven H. Kane, Chief Financial Officer of Protalex, Inc. (the "Registrant"), do hereby certify pursuant to Rule 1 Sd- 14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant's Quarterly Report on Form 10-QSB of the Registrant for the quarter ended November 30, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 14, 2004                  By: Steven H. Kane
                                             -----------------------
                                             Steven H. Kane
                                             Chief Financial Officer